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                                                                 EXHIBIT 10.5(a)


                                                                 October 9, 2001
To the Banks party
to the Credit Agreement
referenced below

         Re: That Certain Restated and Consolidated Credit Agreement (hereinafter referred to as the "Agreement") executed as of the 23rd day of October, 2000, by and among Canaan Energy Corporation, an Oklahoma corporation, formerly named Coral Reserves Group, Ltd. ("Canaan"), Indian Oil Company, an Oklahoma corporation ("Indian"); Coral Reserves Natural Gas Income Fund 1990 Limited Partnership, an Oklahoma limited partnership; Coral Reserves Natural Gas Income Fund 1991 Limited Partnership, an Oklahoma limited partnership; Coral Reserves Natural Gas Income Fund 1992 Limited Partnership, an Oklahoma limited partnership; Coral Reserves 1993 Institutional Limited Partnership, an Oklahoma limited partnership; Coral Reserves Natural Gas Income Fund 1993 Limited Partnership, an Oklahoma limited partnership; Coral Reserves Energy Income Fund 1995 Limited Partnership, an Oklahoma limited partnership; Coral Reserves 1996 Institutional Limited Partnership, an Oklahoma limited partnership; Coral Reserves Energy Income Fund 1996 Limited Partnership, an Oklahoma limited partnership (collectively, the "Coral Group" and together with Canaan and Indian the "Borrowers" and each may be individually referred to herein as a "Borrower") and Bank One, Oklahoma, N.A., a national banking association ("Bank One"), and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Agreement) or which may from time to time become a party hereto pursuant to the provisions of Section 28 hereof or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and Bank One, as Agent ("Agent").

Ladies/Gentlemen:

         The Borrower hereby requests, and Bank One, as Agent, concurs, that the Agreement shall be modified as follows: Section 13(u) shall be amended and restated as follows:

                  "(u) Stock or Interest Repurchase. Except as may be otherwise
                       ----------------------------
         set forth herein or in the Plan of Combination, Borrowers shall not repurchase nor set aside any funds to repurchase any stock or partnership interests. Notwithstanding the above, Borrowers shall be entitled to utilize up to $500,000.00, in the aggregate, to repurchase Canaan stock from the date hereof through October 30, 2003. Except as may be otherwise set forth herein or in the Plan of Combination, Borrowers' ability to repurchase Canaan stock will expire at 12:01 a.m. October 31, 2003."

         Except as modified by the above, the Borrower agrees that the Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect, and that they have no setoff, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Borrower represents and warrants to the Agent and the Banks that, after giving effect to this letter, the representations and warranties contained in the Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof and that no Default or Event of Default exists or has occurred and is continuing on the date hereof. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

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         If the provisions of this letter are acceptable to you, please sign where indicated below. This letter shall be effective when signed by the Required Banks and upon such signature the Agreement shall be deemed amended as specified herein. This letter may be executed in any number of counterparts and telecopied signatures shall be effective as originals.

         Canaan Energy Corporation hereby further represents and warrants that it is the successor by merger with Indian and each member of the Coral Group. All representations set forth in the Agreement for each of the former Borrowers are applicable to it individually, with the same force and effect as if made on and as of the date hereof, as the surviving entity of the mergers between and among Canaan and Indian and Canaan and each member of the Coral Group.

                                  Very truly yours,

                                  CANAAN ENERGY CORPORATION

                                  By: _____________________________
                                      ______________, _______________ President

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                                     Accepted and agreed:

                                     BANK ONE, OKLAHOMA, NA
                                              as a Bank and as Agent


                                     _______________________________________
                                     By: ________________________________
                                     Title: ____________________________


                                     LOCAL OKLAHOMA BANK, N.A

                                     _______________________________________
                                     By:   John K. Slay, Jr.
                                     Title:   Senior Vice President


                                     MIDFIRST BANK

                                     _______________________________________
                                     By: ________________________________
                                     Title: ____________________________



                                     _______________________________________
                                     By: ________________________________
                                     Title: ____________________________


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